SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report
 Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 6, 2018
General Finance Corporation
(Exact Name of Registrant as Specified in its Charter)
Delaware
 (State or Other Jurisdiction of Incorporation)

001-32845	32-0163571
(Commission File Number)	(I.R.S. Employer Identification No.)

39 East Union Street
Pasadena, California	91103
(Address of Principal Executive Offices)	(Zip Code)
(626) 584-9722
 (Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (See General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTES
Certain References

References to “we,” “us,” “our” or the “Company” refer to General Finance Corporation, a Delaware corporation (“GFN”), and its consolidated subsidiaries. These subsidiaries include GFN U.S. Australasia Holdings, Inc., a Delaware corporation (“GFN U.S.”); GFN Insurance Corporation, an Arizona corporation (“GFNI”); GFN North America Leasing Corporation, a Delaware corporation (“GFNNA Leasing”); GFN North America Corp., a Delaware corporation (“GFNNA”); GFN Realty Company, LLC, a Delaware limited liability company (“GFNRC”); GFN Manufacturing Corporation, a Delaware corporation (“GFNMC”), and its subsidiary, Southern Frac, LLC, a Texas limited liability company (collectively “Southern Frac”); Pac-Van, Inc., an Indiana corporation, and its Canadian subsidiary, PV Acquisition Corp., an Alberta corporation (collectively “Pac-Van”); and Lone Star Tank Rental Inc., a Delaware corporation (“Lone Star”); GFN Asia Pacific Holdings Pty Ltd, an Australian corporation (“GFNAPH”), and its subsidiary, Royal Wolf Holdings Pty Limited, an Australian corporation (“RWH”), and its Australian and New Zealand subsidiaries (collectively, “Royal Wolf”).

TABLE OF CONTENTS
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Item 5.07	Submission of Matters to a Vote of Security Holders	1

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Item 5.07   Submission of Matters to a Vote of Security Holders

The annual meeting of stockholders of the Company was held on December 6, 2018 in Pasadena, California. Stockholders of record at the close of business on October 9, 2018 were entitled to one vote for each share of common stock held. On October 9, 2018, there were 30,259,966 shares of common stock outstanding.

At the annual meeting, the stockholders of the Company voted on the following proposals:

1.           Proposal 1. To elect three Class C directors to serve for terms of three years each, in each case until their respective successors are elected and qualified. The nominees for director were elected by a vote of the stockholders as follows:

	For	Against	Abstain	Broker Non-Votes

William H. Baribault (three-year term)	16,477,470	1,960,501	684	6,851,926
Larry D. Tashjian (three-year term)	16,469,075	1,968,896	684	6,851,926
Ronald F. Valenta (three-year term)	18,391,748	46,223	684	6,851,926

2.           Proposal 2. Ratification of the selection of Crowe LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2019. The proposal was approved by a vote of stockholders as follows:

For	25,203,933
Against	6,539
Abstain	80,109

3.           Proposal 3. An amendment to the Company’s bylaws to require litigation by stockholders against the Company to be filed in Delaware. The proposal was approved by a vote of stockholders as follows:

For	16,402,793
Against	1,949,643
Abstain	86,219
Broker non-votes	6,851,926

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENERAL FINANCE CORPORATION
Dated: December 6, 2018	By:	/s/ CHRISTOPHER A. WILSON
Christopher A. Wilson
General Counsel, Vice President and Secretary

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